Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

FOURTH QUARTER 2020

YEAR TO YEAR COMPARISON	S-2

Balance Sheet Data	S-2
Average Balance Sheet Data	S-2
Income Statement Data	S-3
Selected Data and Ratios	S-4
Credit Quality Data and Ratios	S-5

QUARTERLY COMPARISON	S-6

Balance Sheet Data	S-6
Average Balance Sheet Data	S-6
Income Statement Data	S-7
Selected Data and Ratios	S-8
Credit Quality Data and Ratios	S-9

SEGMENT DATA	S-10

Quarter to Date Income Statement by Segment	S-11
Year to Date Income Statement by Segment	S-12

FOOTNOTES	S-13

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2020
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	Dec. 31, 2020	Dec. 31, 2019
Assets:
Cash and cash equivalents	$485,587	$385,303
Investment securities, net of allowance for credit losses (1)	580,270	537,074
Loans held for sale	51,643	31,468
Loans	4,813,103	4,433,151
Allowance for credit losses (1)	(61,067)	(43,351)
Loans, net	4,752,036	4,389,800
Federal Home Loan Bank stock, at cost	17,397	30,831
Premises and equipment, net	39,512	46,196
Right-of-use assets	43,345	35,206
Goodwill	16,300	16,300
Other real estate owned ("OREO")	2,499	113
Bank owned life insurance ("BOLI")	68,018	66,433
Other assets and accrued interest receivable	111,718	81,595
Total assets	$6,168,325	$5,620,319

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$1,890,416	$1,033,379
Interest-bearing	2,842,765	2,752,629
Total deposits	4,733,181	3,786,008

Securities sold under agreements to repurchase and other short-term borrowings	211,026	167,617
Operating lease liabilities	44,340	36,530
Federal Home Loan Bank advances	235,000	750,000
Subordinated note	41,240	41,240
Other liabilities and accrued interest payable	80,215	74,680
Total liabilities	5,345,002	4,856,075

Stockholders' equity	823,323	764,244
Total liabilities and stockholders' equity	$6,168,325	$5,620,319

Average Balance Sheet Data
	Three Months Ended Dec. 31,		Years Ended Dec. 31,
	2020	2019	2020	2019
Assets:
Federal funds sold and other interest-earning deposits	$311,584	$152,286	$283,151	$260,131
Investment securities, including FHLB stock	610,287	632,559	584,300	564,631
Loans, including loans held for sale	4,916,968	4,588,538	4,796,841	4,470,347
Total interest-earning assets	5,838,839	5,373,383	5,664,292	5,295,109
Total assets	6,170,766	5,638,498	6,011,865	5,577,643

Liabilities and Stockholders' Equity:
Noninterest-bearing deposits, including those held for assumption	$1,892,259	$1,062,010	$1,672,442	$1,120,608
Interest-bearing deposits, including those held for assumption	2,977,579	2,966,993	2,913,486	2,755,946
Securities sold under agreements to
repurchase and other short-term borrowings	220,406	248,558	204,797	236,883
Federal Reserve Paycheck Protection Program Liquidity Facility	—	—	43,932	—
Federal Home Loan Bank advances	88,533	469,130	211,776	595,613
Subordinated note	41,240	41,240	41,240	41,240
Total interest-bearing liabilities	3,327,758	3,725,921	3,415,231	3,629,682
Stockholders' equity	823,109	758,740	802,726	734,281

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2020 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended Dec. 31,		Years Ended Dec. 31,
	2020	2019	2020	2019

Total interest income (2)	$57,970	$64,527	$252,258	$280,883
Total interest expense	2,850	10,132	19,943	44,757
Net interest income	55,120	54,395	232,315	236,126

Provision for expected credit loss expense (1)	484	914	31,278	25,758

Noninterest income:
Service charges on deposit accounts	3,011	3,547	11,615	14,197
Net refund transfer fees	409	112	20,297	21,158
Mortgage banking income	7,879	2,480	31,847	9,499
Interchange fee income	2,917	2,814	11,188	11,859
Program fees	1,846	1,284	7,095	4,712
Increase in cash surrender value of BOLI	401	397	1,585	1,550
Net gains (losses) on OREO	(30)	53	(40)	540
Net gain on branch divestiture	—	7,948	—	7,829
Other	703	1,020	3,466	3,664
Total noninterest income	17,136	19,655	87,053	75,008

Noninterest expense:
Salaries and employee benefits	26,553	23,997	106,166	99,181
Occupancy and equipment, net	7,157	6,497	27,498	26,124
Communication and transportation	1,153	1,198	4,942	4,447
Marketing and development	1,261	1,223	4,031	5,023
FDIC insurance expense	366	—	1,010	743
Bank franchise tax expense	975	927	5,369	5,293
Data processing	3,434	2,532	12,066	9,189
Interchange related expense	998	1,115	4,303	4,870
Supplies	400	335	1,717	1,693
Other real estate owned and other repossession expense	1	2	46	326
Legal and professional fees	734	601	4,244	3,357
FHLB advance prepayment penalties	2,108	—	2,108	—
Other	3,000	2,408	11,957	11,937
Total noninterest expense	48,140	40,835	185,457	172,183

Income before income tax expense	23,632	32,301	102,633	113,193
Income tax expense	3,276	6,533	19,387	21,494
Net income	$20,356	$25,768	$83,246	$91,699

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2020 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios

	Three Months Ended Dec. 31,		Years Ended Dec. 31,
	2020	2019	2020	2019
Per Share Data:

Basic weighted average shares outstanding	21,037	21,036	21,039	21,023
Diluted weighted average shares outstanding	21,072	21,133	21,069	21,135

Period-end shares outstanding:
Class A Common Stock	18,697	18,737	18,697	18,737
Class B Common Stock	2,199	2,206	2,199	2,206

Book value per share (3)	$39.40	$36.49	$39.40	$36.49
Tangible book value per share (3)	38.27	35.41	38.27	35.41

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$0.98	$1.23	$4.00	$4.41
Basic EPS - Class B Common Stock	0.89	1.13	3.64	4.01
Diluted EPS - Class A Common Stock	0.98	1.23	3.99	4.39
Diluted EPS - Class B Common Stock	0.89	1.12	3.63	3.99

Cash dividends declared per Common share:
Class A Common Stock	$0.286	$0.264	$1.144	$1.056
Class B Common Stock	0.260	0.240	1.040	0.960

Performance Ratios:

Return on average assets	1.32%	1.83%	1.38%	1.64%
Return on average equity	9.89	13.58	10.37	12.49
Efficiency ratio (4)	67	62	58	57
Yield on average interest-earning assets (2)	3.97	4.80	4.45	5.30
Cost of average interest-bearing liabilities	0.34	1.09	0.58	1.23
Cost of average deposits (5)	0.19	0.74	0.33	0.75
Net interest spread (2)	3.63	3.71	3.87	4.07
Net interest margin - Total Company (2)	3.78	4.05	4.10	4.46
Net interest margin - Core Bank (6)	3.48	3.56	3.39	3.61

Other Information:

End of period FTEs (7) - Total Company	1,094	1,080	1,094	1,080
End of period FTEs - Core Bank	997	997	997	997
Number of full-service banking centers	42	41	42	41

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2020 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios	As of and for the		As of and for the
	Three Months Ended Dec. 31,		Years Ended Dec. 31,
	2020	2019	2020	2019
Credit Quality Asset Balances:

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$23,548	$23,332	$23,548	$23,332
Loans past due 90-days-or-more and still on accrual	47	157	47	157
Total nonperforming loans	23,595	23,489	23,595	23,489
OREO	2,499	113	2,499	113
Total nonperforming assets	$26,094	$23,602	$26,094	$23,602

Nonperforming Assets - Core Bank (6):
Loans on nonaccrual status	$23,548	$23,332	$23,548	$23,332
Loans past due 90-days-or-more and still on accrual	5	—	5	—
Total nonperforming loans	23,553	23,332	23,553	23,332
OREO	2,499	113	2,499	113
Total nonperforming assets	$26,052	$23,445	$26,052	$23,445

Delinquent loans:
Delinquent loans - Core Bank	$9,713	$13,042	$9,713	$13,042
Delinquent loans - RPG (8)	10,234	7,762	10,234	7,762
Total delinquent loans - Total Company	$19,947	$20,804	$19,947	$20,804

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.49%	0.53%	0.49%	0.53%
Nonperforming assets to total loans (including OREO)	0.54	0.53	0.54	0.53
Nonperforming assets to total assets	0.42	0.42	0.42	0.42
Allowance for credit losses to total loans	1.27	0.98	1.27	0.98
Allowance for credit losses to nonperforming loans	259	185	259	185
Delinquent loans to total loans (9)	0.41	0.47	0.41	0.47
Net charge-offs (recoveries) to average loans (annualized)	(0.04)	0.39	0.42	0.61

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.50%	0.54%	0.50%	0.54%
Nonperforming assets to total loans (including OREO)	0.56	0.54	0.56	0.54
Nonperforming assets to total assets	0.45	0.43	0.45	0.43
Allowance for credit losses to total loans	1.11	0.70	1.11	0.70
Allowance for credit losses to nonperforming loans	221	129	221	129
Delinquent loans to total loans	0.21	0.30	0.21	0.30
Net charge-offs to average loans (annualized)	0.07	0.19	0.03	0.11

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2020 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	Quarterly Comparison
	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019
Assets:
Cash and cash equivalents	$485,587	$342,028	$560,195	$316,263	$385,303
Investment securities, net of allowance for credit losses (1)	580,270	607,556	545,607	608,330	537,074
Loans held for sale	51,643	56,752	52,992	54,904	31,468
Loans	4,813,103	4,994,374	5,065,092	4,515,599	4,433,151
Allowance for credit losses (1)	(61,067)	(59,891)	(55,097)	(70,431)	(43,351)
Loans, net	4,752,036	4,934,483	5,009,995	4,445,168	4,389,800
Federal Home Loan Bank stock, at cost	17,397	19,634	25,629	38,900	30,831
Premises and equipment, net	39,512	40,946	42,753	44,215	46,196
Right-of-use assets	43,345	43,643	34,450	34,349	35,206
Goodwill	16,300	16,300	16,300	16,300	16,300
Other real estate owned	2,499	2,056	2,194	85	113
Bank owned life insurance	68,018	67,617	67,217	66,822	66,433
Other assets and accrued interest receivable	111,718	109,431	103,243	96,697	81,595
Total assets	$6,168,325	$6,240,446	$6,460,575	$5,722,033	$5,620,319

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$1,890,416	$1,876,418	$1,821,400	$1,300,891	$1,033,379
Interest-bearing	2,842,765	3,115,911	3,196,685	2,770,566	2,752,629
Total deposits	4,733,181	4,992,329	5,018,085	4,071,457	3,786,008

Securities sold under agreements to
repurchase and other short-term borrowings	211,026	126,172	177,397	126,080	167,617
Operating lease liabilities	44,340	44,710	35,571	35,537	36,530
Federal Reserve Paycheck Protection Program Liquidity Facility	—	—	169,209	—	—
Federal Home Loan Bank advances	235,000	132,500	137,500	572,500	750,000
Subordinated note	41,240	41,240	41,240	41,240	41,240
Other liabilities and accrued interest payable	80,215	93,133	85,954	91,173	74,680
Total liabilities	5,345,002	5,430,084	5,664,956	4,937,987	4,856,075

Stockholders' equity	823,323	810,362	795,619	784,046	764,244
Total liabilities and stockholders' equity	$6,168,325	$6,240,446	$6,460,575	$5,722,033	$5,620,319

Average Balance Sheet Data
	Quarterly Comparison
	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019
Assets:
Federal funds sold and other interest-earning deposits	$311,584	$313,281	$299,760	$207,335	$152,286
Investment securities, including FHLB stock	610,287	600,943	605,776	519,726	632,559
Loans, including loans held for sale	4,916,968	4,907,106	4,867,622	4,493,137	4,588,538
Total interest-earning assets	5,838,839	5,821,330	5,773,158	5,220,198	5,373,383
Total assets	6,170,766	6,152,043	6,094,421	5,626,946	5,638,498

Liabilities and Stockholders' Equity:
Noninterest-bearing deposits, including those held for assumption	$1,892,259	$1,846,552	$1,697,603	$1,249,025	$1,062,010
Interest-bearing deposits, including those held for assumption	2,977,579	2,939,063	2,880,988	2,855,332	2,966,993
Securities sold under agreements to
repurchase and other short-term borrowings	220,406	213,010	176,541	208,969	248,558
Federal Reserve Paycheck Protection Program Liquidity Facility	—	53,338	122,769	—	—
Federal Home Loan Bank advances	88,533	126,250	263,296	371,319	469,130
Subordinated note	41,240	41,240	41,240	41,240	41,240
Total interest-bearing liabilities	3,327,758	3,372,901	3,484,834	3,476,860	3,725,921
Stockholders' equity	823,109	811,351	797,227	778,900	758,740

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2020 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended
	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019

Total interest income (2)	$57,970	$56,038	$57,091	$81,159	$64,527
Total interest expense	2,850	3,786	4,886	8,421	10,132
Net interest income	55,120	52,252	52,205	72,738	54,395

Provision for expected credit loss expense (1)	484	1,500	6,534	22,760	914

Noninterest income:
Service charges on deposit accounts	3,011	3,017	2,451	3,136	3,547
Net refund transfer fees	409	1,152	2,913	15,823	112
Mortgage banking income	7,879	10,775	8,398	4,795	2,480
Interchange fee income	2,917	2,911	2,808	2,552	2,814
Program fees	1,846	1,487	1,138	2,624	1,284
Increase in cash surrender value of BOLI	401	400	395	389	397
Net gains (losses) on OREO	(30)	(14)	1	3	53
Net gain on branch divestiture	—	—	—	—	7,948
Other	703	869	647	1,247	1,020
Total noninterest income	17,136	20,597	18,751	30,569	19,655

Noninterest expense:
Salaries and employee benefits	26,553	26,667	26,324	26,622	23,997
Occupancy and equipment, net	7,157	6,780	6,715	6,846	6,497
Communication and transportation	1,153	1,147	1,353	1,289	1,198
Marketing and development	1,261	919	1,018	833	1,223
FDIC insurance expense	366	345	299	—	—
Bank franchise tax expense	975	974	914	2,506	927
Data processing	3,434	3,340	2,753	2,539	2,532
Interchange related expense	998	1,056	1,173	1,076	1,115
Supplies	400	326	539	452	335
OREO expense	1	6	21	18	2
Legal and professional fees	734	1,248	1,025	1,237	601
FHLB advance prepayment penalties	2,108	—	—	—	—
Other	3,000	2,715	2,691	3,551	2,408
Total noninterest expense	48,140	45,523	44,825	46,969	40,835

Income before income tax expense	23,632	25,826	19,597	33,578	32,301
Income tax expense	3,276	5,437	3,793	6,881	6,533
Net income	$20,356	$20,389	$15,804	$26,697	$25,768

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2020 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios
	As of and for the Three Months Ended
	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019
Per Share Data:

Basic weighted average shares outstanding	21,037	21,026	21,004	21,035	21,036
Diluted weighted average shares outstanding	21,072	21,046	21,029	21,094	21,133

Period-end shares outstanding:
Class A Common Stock	18,697	18,715	18,708	18,687	18,737
Class B Common Stock	2,199	2,200	2,200	2,200	2,206

Book value per share (3)	$39.40	$38.75	$38.05	$37.54	$36.49
Tangible book value per share (3)	38.27	37.63	36.93	36.45	35.41

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$0.98	$0.98	$0.77	$1.29	$1.23
Basic EPS - Class B Common Stock	0.89	0.89	0.69	1.17	1.13
Diluted EPS - Class A Common Stock	0.98	0.98	0.76	1.28	1.23
Diluted EPS - Class B Common Stock	0.89	0.89	0.69	1.16	1.12

Cash dividends declared per Common share:
Class A Common Stock	$0.286	$0.286	$0.286	$0.286	$0.264
Class B Common Stock	0.260	0.260	0.260	0.260	0.240

Performance Ratios:

Return on average assets	1.32%	1.33%	1.04%	1.90%	1.83%
Return on average equity	9.89	10.05	7.93	13.71	13.58
Efficiency ratio (4)	67	62	63	45	62
Yield on average interest-earning assets (2)	3.97	3.85	3.96	6.22	4.80
Cost of average interest-bearing liabilities	0.34	0.45	0.56	0.97	1.09
Cost of average deposits (5)	0.19	0.24	0.32	0.61	0.74
Net interest spread (2)	3.63	3.40	3.40	5.25	3.71
Net interest margin - Total Company (2)	3.78	3.59	3.62	5.57	4.05
Net interest margin - Core Bank (6)	3.48	3.25	3.23	3.65	3.56

Other Information:

End of period FTEs (7) - Total Company	1,094	1,085	1,094	1,077	1,080
End of period FTEs - Core Bank	997	993	1,001	994	997
Number of full-service banking centers	42	42	42	42	41

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2020 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios
	As of and for the Three Months Ended
	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019
Credit Quality Asset Balances:

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$23,548	$20,910	$19,884	$20,358	$23,332
Loans past due 90-days-or-more and still on accrual	47	175	535	495	157
Total nonperforming loans	23,595	21,085	20,419	20,853	23,489
OREO	2,499	2,056	2,194	85	113
Total nonperforming assets	$26,094	$23,141	$22,613	$20,938	$23,602

Nonperforming Assets - Core Bank (6):
Loans on nonaccrual status	$23,548	$20,910	$19,884	$20,358	$23,332
Loans past due 90-days-or-more and still on accrual	5	—	—	—	—
Total nonperforming loans	23,553	20,910	19,884	20,358	23,332
OREO	2,499	2,056	2,194	85	113
Total nonperforming assets	$26,052	$22,966	$22,078	$20,443	$23,445

Delinquent Loans:
Delinquent loans - Core Bank	$9,713	$11,069	$7,861	$11,863	$13,042
Delinquent loans - RPG (8) (10)	10,234	5,984	6,185	30,764	7,762
Total delinquent loans - Total Company	$19,947	$17,053	$14,046	$42,627	$20,804

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.49%	0.42%	0.40%	0.46%	0.53%
Nonperforming assets to total loans (including OREO)	0.54	0.46	0.45	0.46	0.53
Nonperforming assets to total assets	0.42	0.37	0.35	0.37	0.42
Allowance for credit losses to total loans	1.27	1.20	1.09	1.56	0.98
Allowance for credit losses to nonperforming loans	259	284	270	338	185
Delinquent loans to total loans (9) (10)	0.41	0.34	0.28	0.94	0.47
Net charge-offs (recoveries) to average loans (annualized)	(0.04)	(0.27)	1.80	0.19	0.39

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.50%	0.43%	0.40%	0.46%	0.54%
Nonperforming assets to total loans (including OREO)	0.56	0.47	0.44	0.47	0.54
Nonperforming assets to total assets	0.45	0.39	0.36	0.38	0.43
Allowance for credit losses to total loans	1.11	1.05	0.92	0.97	0.70
Allowance for credit losses to nonperforming loans	221	245	230	210	129
Delinquent loans to total loans	0.21	0.23	0.16	0.27	0.30
Net charge-offs (recoveries) to average loans (annualized)	0.07	0.03	0.04	(0.03)	0.19

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2020 (continued)

Segment Data:

Reportable segments are determined by the type of products and services offered and the level of information provided to the chief operating decision maker, who uses such information to review performance of various components of the business (such as banking centers and business units), which are then aggregated if operating performance, products/services, and clients are similar.

As of December 31, 2020, the Company was divided into five reportable segments: Traditional Banking, Warehouse Lending (“Warehouse”), Mortgage Banking, Tax Refund Solutions (“TRS”), and Republic Credit Solutions (“RCS”). Management considers the first three segments to collectively constitute “Core Bank” or “Core Banking” operations, while the last two segments collectively constitute Republic Processing Group (“RPG”) operations. MemoryBank®, the Company’s national branchless banking platform is part of the Traditional Banking segment.

The nature of segment operations and the primary drivers of net revenues by reportable segment are provided below:

Reportable Segment:	Nature of Operations:	Primary Drivers of Net Revenue:

Core Banking:

Traditional Banking
Provides traditional banking products to clients in its market footprint primarily via its network of banking centers and to clients outside of its market footprint primarily via its digital delivery channels.
Loans, investments, and deposits.

Warehouse Lending	Provides short-term, revolving credit facilities to mortgage bankers across the United States.	Mortgage warehouse lines of credit.

Mortgage Banking	Primarily originates, sells and services long-term, single-family, first-lien residential real estate loans primarily to clients in the Bank's market footprint.	Loan sales and servicing.

Republic Processing Group:

Tax Refund Solutions
TRS offers tax-related credit products and facilitates the receipt and payment of federal and state tax refunds through Refund Transfer products. The RPS division of TRS offers general-purpose reloadable cards. TRS and RPS products are primarily provided to clients outside of the Bank’s market footprint.
Loans, refund transfers, and prepaid cards.

Republic Credit Solutions
Offers consumer credit products. RCS products are primarily provided to clients outside of the Bank’s market footprint, with a substantial portion of RCS clients considered subprime or near-prime borrowers.
Unsecured, consumer loans.

The accounting policies used for Republic’s reportable segments are the same as those described in the summary of significant accounting policies in the Company’s 2019 Annual Report on Form 10-K. Republic evaluates segment performance using operating income. The Company allocates goodwill to the Traditional Banking segment. Republic generally allocates income taxes based on income before income tax expense unless reasonable and specific segment allocations can be made. The Company makes transactions among reportable segments at carrying value.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2020 (continued)

Segment information for the quarters and years ended December 31, 2020 and 2019 follows:

	Three Months Ended December 31, 2020
	Core Banking				Republic Processing Group ("RPG")
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$40,972	$8,242	$430	$49,644	$488	$4,988	$5,476	$55,120

Provision for expected credit loss expense	1,731	(165)	—	1,566	(2,050)	968	(1,082)	484

Net refund transfer fees	—	—	—	—	409	—	409	409
Mortgage banking income	—	—	7,879	7,879	—	—	—	7,879
Program fees	—	—	—	—	620	1,226	1,846	1,846
Other noninterest income	6,905	17	50	6,972	30	—	30	7,002
Total noninterest income	6,905	17	7,929	14,851	1,059	1,226	2,285	17,136

Total noninterest expense	39,311	898	3,243	43,452	3,925	763	4,688	48,140

Income (loss) before income tax expense	6,835	7,526	5,116	19,477	(328)	4,483	4,155	23,632
Income tax expense (benefit)	(352)	1,694	1,074	2,416	(164)	1,024	860	3,276
Net income (loss)	$7,187	$5,832	$4,042	$17,061	$(164)	$3,459	$3,295	$20,356

Period-end assets	$4,750,460	$962,692	$62,400	$5,775,552	$285,612	$107,161	$392,773	$6,168,325

Net interest margin	3.46%	3.51%	NM	3.48%	NM	NM	NM	3.78%

Net-revenue concentration*	66%	11%	12%	89%	2%	9%	11%	100%

	Three Months Ended December 31, 2019
	Core Banking				Republic Processing Group ("RPG")
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$41,973	$4,620	$213	$46,806	$183	$7,406	$7,589	$54,395

Provision for expected credit loss expense	(727)	(640)	—	(1,367)	(569)	2,850	2,281	914

Net refund transfer fees	—	—	—	—	112	—	112	112
Mortgage banking income	—	—	2,480	2,480	—	—	—	2,480
Program fees	—	—	—	—	119	1,165	1,284	1,284
Net gain on branch divestiture	7,948	—	—	7,948	—	—	—	7,948
Other noninterest income	7,754	10	51	7,815	16	—	16	7,831
Total noninterest income	15,702	10	2,531	18,243	247	1,165	1,412	19,655

Total noninterest expense	34,475	832	1,801	37,108	3,529	198	3,727	40,835

Income (loss) before income tax expense	23,927	4,438	943	29,308	(2,530)	5,523	2,993	32,301
Income tax expense (benefit)	4,898	999	198	6,095	(797)	1,235	438	6,533
Net income (loss)	$19,029	$3,439	$745	$23,213	$(1,733)	$4,288	$2,555	$25,768

Period-end assets	$4,684,116	$717,994	$26,469	$5,428,579	$86,849	$104,891	$191,740	$5,620,319

Net interest margin	3.80%	2.27%	NM	3.56%	NM	NM	NM	4.05%

Net-revenue concentration*	77%	6%	4%	87%	1%	12%	13%	100%

_____________________________
*Net revenues represent total net interest income plus noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2020 (continued)

	Year Ended December 31, 2020
	Core Banking				Republic Processing Group ("RPG")
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$159,381	$25,957	$1,362	$186,700	$22,972	$22,643	$45,615	$232,315

Provision for expected credit loss expense	16,257	613	—	16,870	13,189	1,219	14,408	31,278

Net refund transfer fees	—	—	—	—	20,297	—	20,297	20,297
Mortgage banking income	—	—	31,847	31,847	—	—	—	31,847
Program fees	—	—	—	—	2,193	4,902	7,095	7,095
Other noninterest income	27,404	24	103	27,531	283	—	283	27,814
Total noninterest income	27,404	24	31,950	59,378	22,773	4,902	27,675	87,053

Total noninterest expense	149,061	4,387	10,760	164,208	17,514	3,735	21,249	185,457

Income before income tax expense	21,467	20,981	22,552	65,000	15,042	22,591	37,633	102,633
Income tax expense	1,395	4,721	4,736	10,852	3,323	5,212	8,535	19,387
Net income	$20,072	$16,260	$17,816	$54,148	$11,719	$17,379	$29,098	$83,246

Period-end assets	$4,750,460	$962,692	$62,400	$5,775,552	$285,612	$107,161	$392,773	$6,168,325

Net interest margin	3.42%	3.19%	NM	3.39%	NM	NM	NM	4.10%

Net-revenue concentration*	59%	8%	10%	77%	14%	9%	23%	100%

	Year Ended December 31, 2019
	Core Banking				Republic Processing Group ("RPG")
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$168,076	$15,801	$697	$184,574	$21,626	$29,926	$51,552	$236,126

Provision for expected credit loss expense	2,444	622	—	3,066	11,249	11,443	22,692	25,758

Net refund transfer fees	—	—	—	—	21,158	—	21,158	21,158
Mortgage banking income	—	—	9,499	9,499	—	—	—	9,499
Program fees	—	—	—	—	437	4,275	4,712	4,712
Net gain on branch divestiture	7,829	—	—	7,829	—	—	—	7,829
Other noninterest income	30,724	(46)	213	30,891	260	659	919	31,810
Total noninterest income	38,553	(46)	9,712	48,219	21,855	4,934	26,789	75,008

Total noninterest expense	143,671	3,268	6,112	153,051	16,539	2,593	19,132	172,183

Income before income tax expense	60,514	11,865	4,297	76,676	15,693	20,824	36,517	113,193
Income tax expense	9,651	2,670	902	13,223	3,454	4,817	8,271	21,494
Net income	$50,863	$9,195	$3,395	$63,453	$12,239	$16,007	$28,246	$91,699

Period-end assets	$4,684,116	$717,994	$26,469	$5,428,579	$86,849	$104,891	$191,740	$5,620,319

Net interest margin	3.76%	2.42%	NM	3.61%	NM	NM	NM	4.46%

Net-revenue concentration*	67%	5%	3%	75%	14%	11%	25%	100%

______________________________
*Net revenues represent total net interest income plus noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2020 (continued)

Footnotes:

(1)
Effective January 1, 2020, the Company adopted Accounting Standards Codification (“ASC”) 326 Financial Instruments – Credit Losses, which replaces the pre-January 1, 2020 “probable-incurred” method for calculating the Company’s Allowance for Credit Losses (“ACL”) with the current expected credit losses (“CECL”) method. CECL is applicable to financial assets measured at amortized cost, including loan and lease receivables and held-to-maturity debt securities. CECL also applies to certain off-balance sheet credit exposures. In addition to CECL, ASC 326 made changes to the accounting for Available-for-Sale (“AFS”) debt securities. One such change is to require credit losses to be presented as an allowance rather than as a write-down on AFS debt securities that the Company does not intend or will likely not be compelled to sell.

When measuring an ACL, CECL primarily differs from the probable-incurred method by: a) incorporating a lower “expected” threshold for loss recognition versus a higher “probable” threshold; b) requiring life-of-loan considerations; and c) requiring reasonable and supportable forecasts. The Company’s CECL method is a “static-pool” method that analyzes historical closed pools of loans over their expected lives to attain a loss rate, which is then adjusted for current conditions and reasonable and supportable forecasts prior to being applied to the current balance of the analyzed pools. Due to its reasonably strong correlation to the Company's historical net loan losses, the Company has chosen to use the national unemployment rate as its primary forecasting tool. During the third quarter of 2020, the Company began incorporating forecasted vacancy rates on commercial real estate into its CECL model.

In accord with the adoption of ASC 326 and CECL, the Company recorded on January 1, 2020 a $6.7 million, or 16%, increase in the ACL for its loans and leases, a $51,000 ACL for its investment debt securities, and an approximate $456,000 ACL for its off-balance sheet exposures. This adoption also reduced the Company’s retained earnings on a tax-effected basis, with no impact on 2020 earnings. The adoption date increase in ACL for the Company’s loans and leases primarily reflects additional ACL for longer duration loan portfolios, such as the Company's residential real estate and consumer loan portfolios. No additional segmentation of the Bank's loan portfolios was deemed necessary upon adoption.

(2)
The amount of loan fee income can meaningfully impact total interest income, loan yields, net interest margin, and net interest spread. The amount of loan fee income included in total interest income was $10.8 million and $8.5 million for the quarters ended December 31, 2020 and 2019. The amount of loan fee income included in total interest income was $55.0 million and $54.5 million for the years ended December 31, 2020 and 2019.

The amount of loan fee income included in total interest income per quarter was as follows: $10.8 million (quarter ended December 31, 2020); $7.9 million (quarter ended September 30, 2020); $7.8 million (quarter ended June 30, 2020); $28.5 million (quarter ended March 31, 2020); and $8.5 million (quarter ended December 31, 2019).

Included in the above totals, fee income recognized on PPP loans totaled $4.8 million for the quarter and $8.6 million for the year ended December 31, 2020.

Interest income for Easy Advances (“EAs”) is composed entirely of loan fees. The loan fees disclosed above included EA fees of $19.7 million and $19.1 million for the years ended December 31, 2020 and 2019.  EA’s are only offered during the first two months of each year.

(3)
The following table provides a reconciliation of total stockholders’ equity in accordance with GAAP to tangible stockholders’ equity in accordance with applicable regulatory requirements, a non-GAAP disclosure. The Company provides the tangible book value per share, a non-GAAP measure, in addition to those defined by banking regulators, because of its widespread use by investors as a means to evaluate capital adequacy.

	Quarterly Comparison
(dollars in thousands, except per share data)	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019

Total stockholders' equity - GAAP (a)	$823,323	$810,362	$795,619	$784,046	$764,244
Less: Goodwill	16,300	16,300	16,300	16,300	16,300
Less: Mortgage servicing rights	7,095	6,674	6,711	5,994	5,888
Less: Core deposit intangible	189	283	377	423	469
Tangible stockholders' equity - Non-GAAP (c)	$799,739	$787,105	$772,231	$761,329	$741,587

Total assets - GAAP (b)	$6,168,325	$6,240,446	$6,460,575	$5,722,033	$5,620,319
Less: Goodwill	16,300	16,300	16,300	16,300	16,300
Less: Mortgage servicing rights	7,095	6,674	6,711	5,994	5,888
Less: Core deposit intangible	189	283	377	423	469
Tangible assets - Non-GAAP (d)	$6,144,741	$6,217,189	$6,437,187	$5,699,316	$5,597,662

Total stockholders' equity to total assets - GAAP (a/b)	13.35%	12.99%	12.31%	13.70%	13.60%
Tangible stockholders' equity to tangible assets - Non-GAAP (c/d)	13.02%	12.66%	12.00%	13.36%	13.25%

Number of shares outstanding (e)	20,896	20,915	20,908	20,887	20,943

Book value per share - GAAP (a/e)	$39.40	$38.75	$38.05	$37.54	$36.49
Tangible book value per share - Non-GAAP (c/e)	38.27	37.63	36.93	36.45	35.41

(4)
The efficiency ratio, a non-GAAP measure with no GAAP comparable, equals total noninterest expense divided by the sum of net interest income and noninterest income. The ratio excludes net gains (losses) on sales, calls, and impairment of investment securities and the Company’s net gain from its November 2019 branch divestiture.

	Three Months Ended Dec. 31,		Years Ended Dec. 31,
(dollars in thousands)	2020	2019	2020	2019

Net interest income - GAAP	$55,120	$54,395	$232,315	$236,126
Noninterest income - GAAP	17,136	19,655	87,053	75,008
Less: Net gain on branch divestiture	—	7,948	—	7,829
Less: Net gain (loss) on sales, calls, and impairment of debt and equity securities	(12)	(12)	49	78
Total adjusted income - Non-GAAP (a)	$72,268	$66,114	$319,319	$303,227

Noninterest expense - GAAP (b)	$48,140	$40,835	$185,457	$172,183

Efficiency Ratio - Non-GAAP (b/a)	67%	62%	58%	57%

	Three Months Ended
(dollars in thousands)	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020*	Dec. 31, 2019

Net interest income - GAAP	$55,120	$52,252	$52,205	$72,738	$54,395
Noninterest income - GAAP	17,136	20,597	18,751	30,569	19,655
Less: Net gain on branch divestiture	—	—	—	—	7,948
Less: Net gain (loss) on sales, calls, and impairment of debt and equity securities	(12)	5	16	40	(12)
Total adjusted income - Non-GAAP (a)	$72,268	$72,844	$70,940	$103,267	$66,114

Noninterest expense - GAAP (b)	$48,140	$45,523	$44,825	$46,969	$40,835

Efficiency Ratio - Non-GAAP (b/a)	67%	62%	63%	45%	62%

___________________________
*The Company’s efficiency ratio for the first quarter of each year traditionally benefits from seasonal revenues from its TRS segment.

(5)	The cost of average deposits ratio equals annualized total interest expense on deposits divided by total average interest-bearing deposits plus total average noninterest-bearing deposits.

(6)	“Core Bank” or “Core Banking” operations consist of the Traditional Banking, Warehouse Lending, and Mortgage Banking segments.

(7)	FTEs – Full-time-equivalent employees.

(8)	Republic Processing Group operations consist of the Tax Refund Solutions and Republic Credit Solutions segments.

(9)
The delinquent loans to total loans ratio equals loans 30-days-or-more past due divided by total loans. Depending on loan class, loan delinquency is determined by the number of days or the number of payments past due.

(10)
Delinquent loans for the RPG segment included $23 million of EA’s at March 31, 2020. EA’s are only offered during the first two months of each year. EA’s do not have a contractual due date but are eligible for delinquency consideration three weeks after the taxpayer-customer’s tax return is submitted to the applicable tax authority.  All unpaid EA’s are charged-off by the end of the second quarter of each year.

NM – Not meaningful

NA – Not applicable

CONTACT:
Republic Bancorp, Inc.
Kevin Sipes
Executive Vice President & Chief Financial Officer
(502) 560-8628